SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
November 14, 2002

Daisytek International Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25400	75-2421746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Central Expressway South, Suite 200 Allen, Texas 75013
(Address of Principal Executive Offices, including zip code)

(972) 881-4700
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the SEC on November 14, 2002, Daisyek International Corporation (the “Company”) furnished to the SEC via EDGAR, as correspondence, a transmittal letter and the certifications (the “Certifications”) required by Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”). The information in this Item 9, including the text of the Certifications provided below, and the Certifications are not part of the Company’s Quarterly Report on Form 10-Q and are not deemed as filed with the SEC. The Certifications conform to the requirements of Section 906 of the Act and provide as follows:

Certification Pursuant to Section 1350 of Chapter 63
of Title 18 of the United States Code

I, James R. Powell, President and Chief Executive Officer of Daisytek International Corporation, certify that to the best of my knowledge: (i) the Form 10-Q for the quarterly period ended September 30, 2002, (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Daisytek International Corporation.

Date: November 14, 2002	DAISYTEK INTERNATIONAL CORPORATION

	By:	/s/ James R. Powell
James R. Powell
President and Chief Executive Officer

Certification Pursuant to Section 1350 of Chapter 63
of Title 18 of the United States Code

I, Ralph Mitchell, Chief Financial Officer of Daisytek International Corporation, certify that to the best of my knowledge: (i) the Form 10-Q for the quarterly period ended September 30, 2002, (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Daisytek International Corporation.

Date: November 14, 2002	DAISYTEK INTERNATIONAL CORPORATION

	By:	/s/ Ralph Mitchell
Ralph Mitchell
Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAISYTEK INTERNATIONAL CORPORATION

By:	/s/ Ralph Mitchell
Ralph Mitchell
Chief Financial Officer, Executive Vice President – Financial

Dated: November 14, 2002